UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2007

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders of 3M Company held on May 8, 2007, the stockholders approved the 3M Executive Annual Incentive Plan as well as the revised performance criteria under the 3M Performance Unit Plan (the “Plans”) recommended by the Board of Directors. The Plans are briefly described below.  These descriptions are subject to the full terms of such Plans attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference herein.

(1)       3M Executive Annual Incentive Plan

The Compensation Committee of the Board of Directors adopted the 3M Executive Annual Incentive Plan (the “Annual Incentive Plan” or the “Plan”) at its meeting on February 11, 2007.  This Annual Incentive Plan replaces the Executive Profit Sharing Plan by which the Company previously provided short-term incentive compensation to certain of its executive officers. This change is part of the Company’s strategy of replacing quarterly profit sharing as its primary vehicle for delivering short-term incentive compensation to employees with annual incentive compensation. This strategy is intended to accomplish a number of objectives, all of which are consistent with delivering increased stockholder value.

The Annual Incentive Plan is intended to comply with the requirements of Section 162(m) of the Internal Revenue Code, so that the Company is able to deduct for federal income tax purposes payments of annual incentive compensation made to its Named Executive Officers. In general, Section 162(m) imposes a limit on the amount of compensation paid to a corporation’s Named Executive Officers that may be deducted for federal income tax purposes. This limit does not apply to compensation that is considered “performance-based” for purposes of Section 162(m). One of the conditions for compensation to be considered “performance-based” under Section 162(m) requires that the material terms under which such compensation will be paid, including the performance goals, be disclosed to and approved by stockholders. Thus, when the Compensation Committee adopted the Annual Incentive Plan, it made its approval subject to the condition that the Plan be approved by a majority vote of the Company’s stockholders at the Company’s next annual meeting.

The following is a summary of the material terms of the Annual Incentive Plan and is qualified in its entirety by reference to the full terms of the Plan, which is attached as Exhibit 10.1 hereto.

1.                                       The purposes of the Plan are to attract and retain highly qualified individuals to serve as executive officers of the Company, to focus their attention on achieving certain business objectives established for the Company and its business units, and to provide these individuals with incentive compensation that is designed to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code.

2.                                       Participation in the Plan is limited to the Named Executive Officers of the Company and those other senior executives of the Company whose compensation is approved by the Compensation Committee of the Board of Directors.

3.                                       The Compensation Committee will administer the Plan. The Committee may delegate any of its administrative responsibilities in connection with the Plan to the appropriate employees of the Company.

4.                                       The Plan establishes limits on the maximum annual incentive payable to any participating individual for any year. For the Named Executive Officers of the Company, this limit is one quarter of one percent (0.25%) of the adjusted net income of the Company for the year. For all other individuals participating in the Plan, this limit is one tenth of one percent (0.1%) of the adjusted net income of the Company for the year. Subject to these limits, the Committee determines the amount of each individual’s annual incentive opportunity for each year and has the discretion to reduce the annual incentive payable to such individual below the applicable limit.

5.                                       Payments may be made in the form of cash or in the form of shares of 3M common stock, restricted stock, or restricted stock units delivered pursuant to the Company’s Management Stock Ownership Program. All payments for a year will be made no later than March 15 of the following year, but not until the Committee has certified in writing that the performance goal for the year has been satisfied and that the limits on the maximum annual incentive payable to any individual participating in the Plan have not been exceeded.

6.                                       If an individual’s employment with 3M ends for any reason other than retirement or death, that individual’s participation in the Plan will end and any annual incentive compensation that would otherwise have been payable to such individual for the year in which his or her employment ended will be forfeited.

7.                                       Annual incentive compensation payments made in cash or shares of 3M common stock will be taxed to the recipient as ordinary income in the year of receipt. Annual incentive compensation delivered in the form of restricted stock or restricted stock units will be taxed to the recipient as ordinary income when the shares of restricted stock or the restricted stock units vest.

8.                                       The Plan became effective on January 1, 2007, subject to the requirement that it be approved by a majority vote of the Company’s stockholders at the Company’s next annual meeting. Once approved, the Plan will remain in effect until terminated by the Compensation Committee. The Committee may amend the Plan at any time, except that no amendment which would (a) increase the limit on the annual incentive compensation payable to any participant, or (b) revise the performance goal available for determining the amount of annual incentive compensation payable under the Plan, will become effective until it has been approved by a majority vote of the Company’s stockholders.

(2)       3M Performance Unit Plan

The Performance Unit Plan (the “Plan”) is one element of the Company’s compensation program for its executives. The Plan provides long-term incentive compensation payable annually based on the Company’s attainment of the performance criteria selected by the Compensation Committee for each year’s awards. This performance is measured over rolling three-year periods.

The Plan was first approved by the Company’s stockholders in 1981, and they have since approved amendments to the Plan in 1994, 1997, and 2002. The last amendment expanded the available performance criteria to include improvement in economic profit as well as improvements in certain asset or financial measures. The performance criteria used in making awards under the Plan since 2005 have been improvement in economic profit and real worldwide sales growth.

At its meeting on February 11, 2007, the Compensation Committee approved an amendment to the Plan which amends the available performance criteria to include adjusted net income or improvement in adjusted net income, earnings per share or improvement in earnings per share, net sales, cash flow, gross margin, operating margin, earnings before interest and taxes, EBITDA, economic value added, stock price, return on assets or net assets, and operating income or improvement in operating income. As amended, the performance criteria available to the Compensation Committee under the Plan now include return on capital employed, return on assets or net assets, net sales, sales growth, cash flow, earnings per share or improvement in earnings per share, return on equity, stock price, gross margin, operating margin, total shareholder return, economic value added, economic profit or improvement in economic profit, earnings before interest and taxes, EBITDA, operating income or improvement in operating income, improvements in certain asset or financial measures, reductions in certain asset or cost areas, net income or variations of net income in varying time periods, and comparisons with other peer companies or industry groups or classifications with regard to one or more of these criteria. As amended, the criteria may now apply either to the Company as a whole or to any of its business segments.  This summary of the amendment to the Performance Unit Plan is qualified in its entirety by reference to the full terms of the amended plan document, which is attached as Exhibit 10.2 hereto.

In order to preserve the Company’s ability to deduct for federal income tax purposes the payments made under the Plan to certain of its executives, Section 162(m) of the Internal Revenue Code and the regulations issued thereunder require that the Company’s stockholders approve the material terms of these performance criteria as amended by the Compensation Committee.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting of Stockholders of 3M Company held on May 8, 2007, the stockholders approved two amendments recommended by the Board of Directors to Article ELEVENTH and Article THIRTEENTH (the “Amendments”) of the Company’s Restated Certificate of Incorporation.  The Amendments, briefly described below, eliminated the supermajority vote requirements and the fair price provision, respectively.  These Amendments each received the affirmative “FOR” vote by the holders of at least 80 percent (80%) of the outstanding common stock entitled to vote. The Amendments became effective upon the filing with the Secretary of State of Delaware of a Certificate of Amendments on May 11, 2007.  The Restated Certificate of Incorporation incorporating such Amendments is attached hereto as Exhibit 3(i) and incorporated by reference herein.

(1)       Elimination of Supermajority Vote Requirements

Article ELEVENTH of our Restated Certificate of Incorporation previously required the affirmative vote of at least 80 percent of our outstanding voting stock to amend, alter, or repeal our Bylaws or certain provisions of the Restated Certificate of Incorporation. The Amendments removed the 80 percent supermajority vote requirement previously in place to approve, alter, amend, or repeal the provisions of the Restated Certificate of Incorporation:

•       To amend, alter, or repeal any provision of our Bylaws; and

•       To amend, alter, or repeal Article ELEVENTH or Article THIRTEENTH of the Restated Certificate of Incorporation.

(2)       Elimination of Fair Price Provision

Article THIRTEENTH of our Restated Certificate of Incorporation, which is sometimes referred to as a “fair price” provision, previously required the affirmative vote of the holders of at least 80 percent of the outstanding voting stock to approve certain transactions involving any person or group that beneficially owns at least 10 percent of our outstanding voting stock (a “Related Person”). Under the Amendments, this Article was deleted in its entirety. The previous requirements of Article THIRTEENTH applied to the following transactions between a Related Person and 3M:

•       A merger or consolidation;

•       Any sale, lease, exchange, transfer, or other disposition of all or any substantial part (more than five percent of the fair market value) of the assets of 3M or any of its subsidiaries;

•       Any sale, lease, exchange, transfer, or other disposition of all or any substantial part (more than five percent of the fair market value) of the assets of an entity to 3M or any of its subsidiaries;

•       The issuance, sale, exchange, transfer, or other disposition by 3M or its subsidiaries of any securities of 3M or its subsidiaries;

•       Any recapitalization or reclassification of the securities of 3M or other transaction that would have the effect of increasing the voting power of a Related Person or reducing the number of shares of each class of voting stock outstanding; or

•       Any liquidation, spin-off, split-off, split up, or dissolution of 3M.

This 80 percent voting requirement did not apply to (a) transactions approved by the vote of the majority of the Continuing Directors (directors who were directors prior to the time the Related Person became a Related Person, and directors recommended for election by such directors) and (b) in the case of any business transaction involving a merger or consolidation or sale of substantially all of the assets, the aggregate amount of cash to be received per share in connection with such business transaction is at least equal in value to the highest price per share of common stock paid by the Related Person in the transaction which resulted in such Related Person becoming a Related Person or within one year prior to the date such Related Person became a Related Person, whichever is higher. Article THIRTEENTH also previously included a requirement that Article THIRTEENTH could only be amended, altered, or repealed with the affirmative vote of the holders of at least 80 percent of all of the then outstanding shares of voting stock, voting together as a single class.

The repeal of Article THIRTEENTH has two principal effects on stockholder voting: First, those transactions covered by Article THIRTEENTH that would otherwise require a stockholder vote under the Delaware General Corporation Law would require the vote of the holders of a majority of our outstanding stock, rather than an 80 percent supermajority vote. Second, the Board of Directors will be able to effect, without obtaining stockholder approval, those transactions covered by Article THIRTEENTH that do not otherwise require stockholder approval under Delaware law.

3M will continue to be subject to Section 203 of the Delaware General Corporation Law. Section 203 provides, in general, that a transaction constituting a “business combination” within the meaning of Section 203 involving a person owning 15 percent or more of our voting stock (referred to as an “interested stockholder”), cannot be completed for a period of three years after the date the person became an interested stockholder unless (1) the Board of Directors approved either the business combination or the transaction that resulted in the person becoming an interested stockholder prior to such business combination or transaction, (2) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owned at least 85 percent of our outstanding voting stock (excluding shares owned by persons who are directors and also officers of 3M and shares owned by certain 3M employee benefit plans), or (3) the business combination was approved by the Board of Directors and by the affirmative vote of at least 66 2/3 percent of our outstanding voting stock not owned by the interested stockholder.

Item 9.01 Financial Statements and Exhibits

(c)           Exhibits:

Exhibit Number	Description of Exhibits
3.1	Certificate of Incorporation, as amended as of May 11, 2007

10.1	3M Executive Annual Incentive Plan

10.2	3M Performance Unit Plan, including amendments through February 11, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Gregg M. Larson
Gregg M. Larson,
Secretary and Associate General Counsel

Dated: May 14, 2007

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
3.1	Certificate of Incorporation, as amended as of May 11, 2007

10.1	3M Executive Annual Incentive Plan

10.2	3M Performance Unit Plan, including amendments through February 11, 2007